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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of Earliest Event Reported): February 23, 1998 (February 4,
1998)



                              NU-TECH BIO-MED, INC.
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                    0-11772                 25-1411971
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                   476 MAIN STREET - SUITE 3-DFL
                     WAKEFIELD, RHODE ISLAND                        02879
               ---------------------------------------           ----------
               (Address of Principal Executive Offices)          (Zip Code)




       Registrant's telephone number, including area code: (401) 789-9995

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                       Index to Current Report on Form 8-K
                            of Nu-Tech Bio-Med, Inc.
                                February 23, 1998

Item                                                                     Page
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
Item 5.           Other Events                                             3

Item 7.           Financial Statements and Exhibits                        3

                  Signatures                                               4
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Item 5.           Other Events.

         On February 4, 1998, a complaint was filed against Nu-Tech Bio-Med,
Inc. (the "Company") and others in an action in the United States District Court for the Southern District of New York captioned Gorra Holding and Barras
Investment v. Nu-Tech Bio-Med, Inc., J. Marvin Feigenbaum and Robert B. Fagenson
(Docket No. 98 Civ. 764 (JMP)). The complaint alleges that the Company and the other defendants violated Section 10(b) and Section 20 of the Securities
Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 promulgated thereunder.
The complaint also alleges common law fraud, conversion and breach of contract.
These claims against the Company are purportedly based on allegations that the Company participated in a scheme to deprive its Series A Convertible Preferred
Shareholders of their conversion and registration rights. The complaint seeks compensatory damages of at least $1.25 million and punitive damages of at least
$3 million or, in the alternative, an order for the Company to allow the plaintiffs to exercise certain conversion and registration rights, and seeks reasonable costs and attorneys' fees.

         The Company believes that the claims are without merit, and that it has good defenses which it will assert at the appropriate time. The action is currently in its preliminary stages.

         In a Current Report on Form 8-K, dated May 29, 1997, the Company reported a complaint against the Company captioned Mordechai Gurary v. Isaac
Winehouse, Isaac Winehouse d/b/a Wall & Broad Equities and Nu-Tech Bio-Med, Inc.
(Docket No. 97 Civ. 3803 (LBS)) in the United States District Court for the
Southern District of New York. On February 9, 1998, the court dismissed with prejudice the federal claims of violations of Section 10(b) of the Exchange Act for failure to state a claim and dismissed the state claims of violations of
Section 349 of the General Business Law of the State of New York.


Item 7.            Financial Statements and Exhibits.

Exhibit No.                Document

99                Summons and Complaint in the action "Gorra Holding and Barras
                  Investment v. Nu-Tech Bio-Med, Inc., J. Marvin Feigenbaum and
                  Robert B. Fagenson." Case No. 98 Civ. 764 (JMP) in the United
                  States District Court, Southern District of New York



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NU-TECH BIO-MED, INC.


                                    By: / s/ J. MARVIN FEIGENBAUM
                                       -----------------------------------------
                                          Name:    J. Marvin Feigenbaum
                                          Title:   Chairman of the Board,
                                                   President, Chief Executive
                                                   and Chief Financial Officer


Date:       February 23, 1998



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                                  EXHIBIT INDEX
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Exhibit No.       Document
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99                Summons and Complaint in the action "Gorra Holding and Barras
                  Investment v. Nu-Tech Bio-Med, Inc., J. Marvin Feigenbaum and
                  Robert B. Fagenson." Case No. 98 Civ. 764 (JMP) in the United
                  States District Court, Southern District of New York



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